UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 17, 2006


                              NEXTWAVE WIRELESS LLC
             (Exact name of registrant as specified in its charter)


          DELAWARE                        000-51958              14-1926116
(State or other jurisdiction of         (Commission           (I.R.S. employer
         incorporation)                 file number)         identification no.)



               12670 HIGH BLUFF DRIVE, SAN DIEGO, CALIFORNIA 92130 (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (858) 480-3100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

     NextWave Wireless LLC hereby amends its Current Report on Form 8-K , dated July 17, 2006, to replace Exhibit 4.1 with the updated version of Exhibit 4.1 filed herewith, which includes all exhibits and schedules to the Purchase Agreement.

(d) Exhibits

Exhibit 4.1 Purchase Agreement, dated as of July 17, 2006, among NextWave Wireless LLC, as issuer, NextWave Broadband Inc., NW
                   Spectrum Co., AWS Wireless Inc., and PacketVideo Corporation, as subsidiary guarantors, the note purchasers party thereto and The Bank of New York, as collateral agent




















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 7, 2006
                                                NEXTWAVE WIRELESS LLC


                                                By:  /s/ Frank A. Cassou
                                                    ----------------------------
                                                    Frank A. Cassou
                                                    Executive Vice President and
                                                    Chief Legal Counsel









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                                  EXHIBIT INDEX



 Exhibit No.                              Description
 -----------                              -----------

Exhibit 4.1 Purchase Agreement, dated as of July 17, 2006, among NextWave Wireless LLC, as issuer, NextWave Broadband Inc., NW Spectrum Co., AWS Wireless Inc., and PacketVideo Corporation, as subsidiary guarantors, the note purchasers party thereto and The Bank of New York, as collateral agent













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